                                                                    Exhibit 21.1


                             TYCO INTERNATIONAL LTD.
                        Subsidiaries at 30 September 2001


ARGENTINA:
     A&E Argentina, S.A.
     ADT Security Services S.A. (Argentina)
     Elo Touch Systems Argentina S.A.
     Fayser S.R.L.
     Grinnell Sistemas de Proteccion Contra Incendio S.A.
     Inproteco SA
     Maulo S.A.
     The Capita Corporation De Argentina S.A.
     Tyco Electronics Argentina S.A.
     Tyco Flow Control Argentina S.A.
     Tyco Submarine Systems de Argentina S.A.

AUSTRALIA:
     ACN 000 233 536 Pty. Limited
     ACN 000 343 019 Pty Ltd.
     ACN 062 693 734 Pty Limited
     ADT Security Pty. Ltd.
     Auto Suture Holdings Pty. Limited
     Banool Investments (VIC) Pty Ltd.
     Bonvilla Holdings Pty Ltd
     CIT Aerospace (Australia) Pty Ltd
     CIT Financial (Australia) Ltd
     CIT Funding Pty Limited
     Clarebury Pty Ltd
     Coastline Foundry (Qld) Pty Limited
     Complete Engineering Group Pty. Limited
     Computer Associates Financial Services Pty Ltd
     Critchley Electrical Products Pty Limited
     Danby Pty Limited
     Dell Financial Services (Australia) Pty Ltd
     Dell Financial Services (New Zealand_ Pty Ltd
     Dulmison Australia Pty Ltd
     Dulmison Pty Ltd
     Earth Tech Engineering Pty Limited
     Egan Bros. Building Services Pty Limited
     Electrostrut Australia Pty Limited
     Environ Pty. Limited
     ETE Coliban Pty Limited
     Fire Control Pty Limited
     Firefair Pty Limited
     Firepipe Protection Pty Limited
     Firmagroup Operations Holdings Pty Limited
     Fuelquip Pty Limited
     Gold Energy (Aust) Pty. Limited
     Grangehurst Enterprises Pty Ltd.
     Greenspan Environmental Technology Pty Ltd
     Greenspan Technology Pty Ltd
     Haden Engineering Pty Limited
     Haden F M Pty Limited
     Haden Staff Superannuation Fund Pty Limited
     Hunter Leasing Limited

     Kalanda Enterprises Pty Ltd
     Keystone Asia Pacific Pty. Ltd.
     Lafayette Pharmaceuticals Pty, Ltd.
     M.B. John Limited
     M/A Com Private Radio Systems Pty Ltd
     Mallinckrodt Australia Pty. Ltd.
     Mather & Platt Pty. Ltd.
     Medefield Pty, Ltd.
     Metropolitan Fire Services Pty Limited
     Metropolitan Fire Systems Pty Limited
     MFS Holdings Pty Limited
     Microwave Associates Australia Pty. Limited
     Morlynn Ceramics Pty Ltd.
     Nationguard Security Pty Limited
     Newcourt Financial (Australia) Pty Ltd.
     Optical Networks Pty Limited
     P A Pacific Pty Limited
     Panmedica Pty. Ltd.
     Paradiem Pty LImited
     Prindon Holdings Pty Limited
     Raychem (Australia) Pty Ltd.
     Raychem Superannuation Fund Pty Limited
     Reid Crowther (Australia) Pty. Limited
     Rel Corp Management Services Pty Ltd
     Resolve Engineering Pty. Ltd.
     Rindin Enterprises Pty. Ltd.
     Sherwood Medical Industries Pty. Limited
     Simplex International Pty Limited
     Steel Mains Pty.  Limited
     Super Nominees Pty Limited
     Swan Metal Skirtings Pty Limited
     TISP Pty Limited
     Tyco Asia Pacific Pty Limited
     Tyco Australia Pty. Ltd.
     Tyco Building Products Pty Limited
     Tyco Electronics Networks Pty. Limited
     Tyco Electronics Pty Limited
     Tyco Electronics Pty Limited
     Tyco Engineering and Construction (Asia) Pty. Ltd.
     Tyco Flow Control Pacific Pty. Limited
     Tyco Healthcare Pty Limited
     Tyco International Pty Limited
     Tyco Lambda (Australia) Tyco Projects (Australia) Pty Limited Tyco Projects (Australia) Pty Limited Tyco Water Pty Ltd.
     TyCom Networks (Australia) Pty Limited
     Unistrut (New Zealand) Holdings Pty Limited
     Unistrut Australia Pty Limited
     Valleylab (Australia) Pty Limited
     Viking Fire Systems Pty Limited
     Western Star Finance (Australia) Pty Ltd.
     Yarway Australia Pty Limited
     YMAF Pty Limited

AUSTRIA:
     AMP Osterreich Handelgesellschaft M.B.H.
     EH-Schrack Anlagenverwaltungs GmbH
     EH-Schrack Components GmbH
     Mallinckrodt Vertriebs-GmbH
     Newcourt Financial Leasing GmbH
     Total Walther Feuerschutz und Sicherheit GmbH
     Tyco Electronics Austria GmbH
     Tyco Healthcare Austria GmbH
     Tyco Projects GmbH

BAHAMAS:
     Newington Limited
     Tyco Global Exchange Inc.
     TyCom Services Inc.
     TyCom Shares Ltd.
     USSC FSC, Inc.
     World Services Inc.

BARBADOS:
     Adams Capital Limited
     AMP Exports Limited
     Barrow Capital Limited
     C.I.T. Foreign Sales Corporation One, Ltd.
     CCG Capital Limited
     CCG Trust Corporation
     CICL Caribbean International Capital Limited
     CIEL Caribbean International Equipment Ltd.
     C.I.T. Foreign Sales Corporation One, Ltd.
     CIT Holdings (Barbados) SRL
     CMG Capital Limited
     Cummins Capital Limited
     Durham Capital Limited
     Erie Capital Limited
     Essex Capital Limited
     Exeter Holdings Limited
     Frontenac Capital Limited
     Graphic Controls (Barbados), Ltd.
     Grey Capital Limited
     Haliburton Capital Limited
     Highlands Insurance Company Limited
     Ironbridge Capital Limited
     Iroquois Capital Limited
     Joly Capital Limited
     Kanata Capital Limited
     MaCom Holdings Ltd.
     Mallinckrodt FSC Inc.
     MCC Capital Limited
     Newcourt Services Barbados SFL
     Reid Crowther Engineering Ltd.
     TSSL Foreign Sales Corporation
     Tyco Electronics Holdings Ltd.
     Tyco International Holdings Ltd.
     Tyco International Sales Corp.
     Tyco Worldwide Holdings Ltd.
     TyCom Holdings (Barbados) Ltd.
     USSC FSC, Inc.


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

     Wellington Capital Limited
     Worrell Capital Limited

BELGIUM:
     ADT Europe N.V.
     ADT Security Services S.A.
     Airvans Belgium S.A.
     Alarm Centrale
     AMP Belgium
     Auto Suture Belgium B.V.
     CIPE Belgium S.A.
     Intervalve B.V.
     Newcourt Financial (Belgium) NV
     Raychem European Head Office (Belgium)
     Raychem Industries NV
     Tyco Adhesives BVBA
     Tyco Electronics Belgium EC N.V.
     Tyco Europe Security N.V.
     Tyco Electronics Raychem NV
     Tyco Flow Control Europe S.A.
     Tyco Healthcare Belgium S.A.
     Tyco Integrated Systems BVBA
     TyCom Contracting B.V.B.A.
     TyCom Networks B.V.B.A.
     Vonk Enschede BV
     WHICH Belgium S.A.
     Wormald S.A.

BERMUDA:
     AMP Exports Limited
     Asset Finance (Bermuda) Limited
     Bunga Bebaru, Ltd.
     Camron (Bermuda) Insurance, Ltd.
     Camron Finance (Bermuda) Limited
     Carnforth Limited
     Cawich Limited
     CIT FSC Eight, Ltd.
     CIT FSC Eighteen, Ltd.
     CIT FSC Eleven, Ltd.
     CIT FSC Fifteen, Ltd.
     CIT FSC Five, Ltd.
     CIT FSC Four, Ltd.
     CIT FSC Fourteen, Ltd.
     CIT FSC Nine, Ltd.
     CIT FSC Nineteen, Ltd.
     CIT FSC Seven, Ltd.
     CIT FSC Six, Ltd.
     CIT FSC Sixteen, Ltd.
     CIT FSC Ten, Ltd.
     CIT FSC Thirty, Ltd.
     CIT FSC Three,Ltd.
     CIT FSC Twelve, Ltd.
     CIT FSC Twenty, Ltd.
     CIT FSC Twenty-Eight, Ltd.
     CIT FSC Twenty-Five, Ltd.
     CIT FSC Twenty-Four, Ltd.


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

     CIT FSC Twenty-Nine, Ltd.
     CIT FSC Twenty-One, Ltd.
     CIT FSC Twenty-Seven, Ltd.
     CIT FSC Twenty-Six, Ltd.
     CIT FSC Twenty-Three, Ltd.
     CIT FSC Twenty-Two, Ltd.
     CIT FSC Two, Ltd.
     CIT Leasing (Bermuda), Ltd.
     CIT Leasing Two (Bermuda) Ltd.
     Electro-Protective Limited
     Kral Steel, Ltd.
     MaCom Ltd.
     Nellcor Puritan Bennett Foreign Sales Corporation
     TGN Holdings Ltd.
     Tyco (Bermuda) Unlimited No. 1
     Tyco (Bermuda) Unlimited No. 10
     Tyco (Bermuda) Unlimited No. 2
     Tyco (Bermuda) Unlimited No. 3
     Tyco (Bermuda) Unlimited No. 4
     Tyco (Bermuda) Unlimited No. 5
     Tyco (Bermuda) Unlimited No. 6
     Tyco (Bermuda) Unlimited No. 7
     Tyco (Bermuda) Unlimited No. 8
     Tyco (Bermuda) Unlimited No. 9
     Tyco Alpha Limited
     Tyco Beta Limited
     Tyco Delta Limited
     Tyco Epsilon Limited
     Tyco Eta Limited
     Tyco Gamma Limited
     Tyco Holdings (Bermuda) No. 10 Limited
     Tyco Holdings (Bermuda) No. 11 Limited
     Tyco Holdings (Bermuda) No. 12 Limited
     Tyco Holdings (Bermuda) No. 13 Limited
     Tyco Holdings (Bermuda) No. 14 Limited
     Tyco Holdings (Bermuda) No. 15 Limited
     Tyco Holdings (Bermuda) No. 4 Limited
     Tyco Holdings (Bermuda) No. 5 Limited
     Tyco Holdings (Bermuda) No. 6 Limited
     Tyco Holdings (Bermuda) No. 7 Limited
     Tyco Holdings (Bermuda) No. 9 Limited
     Tyco Holdings Limited
     Tyco International Ltd.
     Tyco Iota Limited
     Tyco Kappa Limited
     Tyco Lambda
     Tyco Omega Limited
     Tyco Rho Limited
     Tyco Sigma Limited
     Tyco Zeta
     TyCom Asia Networks Ltd.
     TyCom Cableship Charters Ltd.
     TyCom Contracting Ltd.
     TyCom Global Marketing Ltd.
     TyCom Holding Ltd.
     TyCom Ltd.

     TyCom Networks Limited
     Willoughby Assurance Ltd.

BRAZIL:
     A&E Products do Brasil Ltda.
     Aguas de Cajamar S.A. (25%)
     Aguas de Esmeralda Ltda. (15%)
     Aguas de Mandaguahy S.A. (23%)
     Auto Suture do Brasil Ltda.
     CIT Brasil Arrendamento Mercantil S/A
     CIT do Brasil
     CIT Leasing Brasil Arrendamento Mercantil S/A
     Concessionaria de Aguas E Esgotos de Nova Friburgo Ltda.
     Crosslink-Industria E Comercio Ltda.
     Dinaco Industria E Comercio de Ferro E Acco Ltda.
     Earth Tech Brasil Ltda.
     Empresa de Transmissao de Energia do Oeste Ltda
     Kaiser Infraestrutura do Brasil Ltda.
     Mallinckrodt do Brasil, Ltda.
     Raychem Productos Irradiados Ltda.
     Saneamento de Jau Ltda.
     Sanear Saneamento de Aracatuba S.A. (41%)
     The Capita Corporation do Brasil Ltda
     Tyco Electronics Brasil S.A.
     Tyco Electro-Eletronica Ltda.
     Tyco Fire & Security Equipamentos Ltda. (Brazil)
     Tyco Flow Control do Brasil Ltda.
     Tyco Submarine Systems Brasil Ltda.
     Tyco Valves & Controls Brasil Ltda.
     Valvulas Crosby Industria e Commercio Ltd.
     Westlock Controls Equipmentos de Controle Ltda

BRITISH VIRGIN ISLANDS:
     Praegitzer Industries (B.V.I.) Inc.
     Praegitzer Industries Scotland (B.V.I.) Inc.
     Somerset Holdings Ltd.
     STI Foreign Sales Corporation
     The Capital Leasing Corporation

BRUNEI DARUSSALAM:
     Indeco Services Sdn Bhd
     Tyco Services (B) Sdn. Bhd.

CANADA:
     2705 Parkhill Drive Limited Partnership
     1057673 Ontario Inc.
     1143986 Ontario Limited
     1145820 Ontario Limited
     1181922 Ontario Inc.
     1244773 Ontario Limited
     1302839 Ontario Limited
     1328327 Ontario Limited
     1347395 Ontario Limited
     1385224 Ontario Limited
     2630-3958 Quebec Inc.
     3026192 Nova Scotia Company


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

     3918041 Canada Inc.
     3931307 Canada Inc.
     416658 B.C. Ltd.
     495649 Ontario Limited
     544211 Alberta Ltd.
     552479 Ontario Inc.
     555565 Alberta Ltd.
     555566 Alberta Ltd.
     667825 Alberta Ltd.
     705027 Ontario Inc.
     919551 Ontario Inc.
     921150 Ontario Inc.
     ADT Canada Holdings Limited (72.84%)
     ADT Finance Inc. (Canada)
     Alarmex Ltd.
     Anford Inc.
     Ansul Canada Limited
     APS Land Developments Inc.
     Aquatrol Technologies Ltd.
     ASL Alarm Suppliers Ltd.
     Batts Enterprises (Canada) Ltd.
     Canada Limited (50%)
     CCG International Finance Corp.
     CCG Limited
     Centralarme Inc.
     Century Industries Company
     CIBC Equipment Finance Limited/Financement D'Equipement CIBC Limitee (25%) CIEL Inter Finance Corp.
     CIEL International Finance Corporation
     CIEL LTD
     CIT Business Credit Canada Inc. (50%)
     CIT Credit Group (Alberta) Inc.
     CIT Exchangeco Inc.
     CIT Financial Ltd.
     Citi-Page Answering & Secretarial Services, Ltd.
     CMG International Finance Corp.
     CMG Limited
     Code Red Fire Services, Ltd.
     Code Red Security Systems, Corp.
     Columbia-MBF Inc.
     Dealeraccess Canada, Inc.
     Dell Financial Services Canada Limited
     Detron Safety Inc.
     Drapeau Fire Protection Limited
     Equipment Deals Credit Canada Inc. (51%)
     F.C.V. Systems (London) Inc.
     F.N. Fenger & Associates Ltd.
     Financialinx Corporation (90%)
     Fire-Stop Systems Limited
     Firecom Sales & Consulting
     Firefighter Protection / Mobile Fire Extinguish Recharging Ltd.
     Fireworks Fire Protection Ltd.
     Foothills Fire Equipment Ltd.
     Forward Safety Systems (Eastern) Inc.
     Forward Safety Systems, Inc.
     FSI Engineering Inc.

     GATX Asset Residual Management Canada Limited (50%)
     Gestion J.R.S.S. Inc.
     Golan Security Systems Limited
     Groupe Financier Laplante (1997) Inc. (50%)
     Guerdon Investments Ltd.
     Hawley Group Canada Limited
     Health-Group Funding Ltd. (51%)
     Hygieia Holdings (Canada) Inc.
     Icon Systems Limited
     Image Financial Services Inc. (50%)
     Inbrand Corporation (Canada) Inc.
     Iroquois Limited
     Jentek Controls Ltd.
     Keystone Canada, Co.
     Lafayette Pharmaceuticals (Canada) Inc.
     Ludlow Canada, Inc.
     Mallinckrodt Canada Inc.
     MCC International Finance Corp.
     MCC Limited
     M.D.P. Services Inc.
     M.D.P. Services (ALTA) Inc.
     MGM International Finance Corp.
     Minervatech Inc.
     Misener Financial Corporation
     Mitec Fire & Security Ltd.
     Murphy Fire Systems Ltd.
     Nellcor Puritan Bennett (Melville) Ltd.
     Newcourt Capital Inc.
     Newcourt Funds Inc.
     Newcourt International Inc.
     Newcourt Investments Inc.
     Newcourt Leaseco Four Ltd.
     Newcourt Mercantile Financial Ltd.
     Newcourt National Lease Inc.
     Newcourt Securities Inc.
     Niagara Fire Extinguisher Co. Ltd.
     P.A.L. Enterprises Inc.
     Parkwood Security Systems Inc.
     Pol-Gart International Finance Corp.
     Proctor & Redfern International Limited
     Professional Capital Inc.
     Promed Leasing Inc./Credit-Bail Promed Inc.
     Reid Crowther & Partners Limited
     Reid Crowther Business Consultants Ltd.
     Reid Crowther Holdings Inc.
     Reid Crowther International Ltd.
     Reid Crowther Structures Inc.
     Reid Crowther Surveys Ltd.
     Rovalve Canada Ltd.
     SecurityLink from Ameritech Ltd. (Canada)
     Serv-Alarm Limited
     Serv-Alarm Niagara Ltd.
     Serv-Alarm Toronto Ltd.
     SKS Fire & Communications Inc.
     Spanguard Devices, Inc.
     Surgical Dynamics Canada Inc.

     The CIT Financial Group Canada Ltd.
     Thomas Credit Corporation Inc.
     Tracer Industries Canada Limited
     Tyco Electronics Canada Ltd.
     Tyco Healthcare Group Canada Inc.
     Tyco International of Canada Ltd.
     Tyco Plastics Canada Ltd.
     Tyco Thermal Controls Canada Inc.
     Tyco Valves & Controls Canada Inc.
     TyCom Networks (Canada) Ltd. - Reseaux TyCom (Canada) Ltee.
     Unistrut Canada Limited
     Universal Electronic Protection Inc.

CAYMAN ISLANDS:
     CIT Cayman Blue Lagoon Leasing, Ltd.
     CIT Cayman Coconut Palm Leasing, Ltd.
     CIT Cayman Sandy Keys Leasing, Ltd.
     Davis & Geck Caribe Limited
     Davis & Geck Limited
     Raychem International

CHILE:
     AMP de Chile Conectores Electricos Y Electronicos Ltda. CIT Leasing Chile Limitada
     Comercial Kendall (Chile) Limitada
     General Security S.A.
     Grinnell Sistemas de Proteccion Contra Incendios, S.A.
     Simplex S.A.
     Tyco Electronics Industrial Y Comercial Chile Limitada Tyco Flow Control Chile S.A.
     Tyco Submarine Systems Chile S.A.
     TyCom Networks (Chile) S.A.
     Unistrut Chile Comercial E. Industrial Limitada (60%)

CHINA, PEOPLE'S REPUBLIC OF:
     Alpha Max Actuator Manufacturing Co. Ltd.(49%)
     AMP (China) Investment Co. Ltd.
     AMP Shanghai, Ltd.
     AMP Shunde Connector Limited
     AMP Suzhou Connector Tool, Ltd.
     AMP Trading (Shanghai) Company Limited
     Beijing Keystone Valve Co. Ltd.
     Dulmision Zibo Insulators Co., Ltd.
     Earth Tech, Inc.- Beijing Branch Office
     Kendall-Yantai Medical Products Company, Ltd.
     Keystone (Jingmen) Valve Co. Ltd.
     Keystone Valve (China) Ltd.
     KTM Ball Valve Making (Sichuan) Co., Ltd. (44%)
     Newcourt Leasing Corporation (55%)
     Qinhuangdao Pacific Water Company Limited (80%)
     Raychem (Shanghai) Trading Ltd.
     Raychem Electronics (Shanghai) Ltd.
     Raychem Electronics (Shenzhen) Ltd.
     Raychem Shanghai Cable Accessories Ltd.
     Shanghai Eagle Safety Equipment Ltd
     Shanghai Ouli Trading Co. Ltd.

     Shanghai Reid Crowther Engineering Consulting Ltd. (48%)
     Shenyang OYT-Grinnell Fire Door Manufacturing Company Limited Shenyang Yarway Valve Co. Ltd.
     Shenzhen Original Electric Co Ltd
     Simplex (Tianjin) Fire & Security System Co., Ltd.
     Spraysafe Beijing
     Tyco Electronics AMP Qingdao Co. Ltd.
     Tyco Electronics (Shanghai) Co., Ltd
     Tyco Healthcare International Trading (Shanghai) Co. Ltd.
     Tyco Packaging Systems (Shanghai) Limited

COLOMBIA:
     CIT Capita Colombia S.A.
     Global Vendor Services S.A.
     Kendall Colombia, S.A.
     Raychem S.A. (Colombia)
     Tyco Electronics Colombia Ltda.
     Tyco Services Ltda. (Colombia)

COSTA RICA:
     A&E Productos de Costa Rica, S.A.
     ADT Security Services Sociedad Anonima
     Kendall Innovadores en Cuidados al Paciente S.A.

CYPRUS:
     Raychem Technologies Limited
     TyCom Contracting (Cyprus) Limited
     TyCom Networks (Cyprus) Limited

CZECH REPUBLIC:
     A.S.S. Allgemeine Sicherheitssysteme GmbH
     Capita Global Finance Corporation (Branch)
     Manibs Brno Spol. s.r.o. (99%)
     Raychem s.r.o.
     SET EC s.r.o.
     Siemens Elektropristroje s.r.o.
     Tyco Electronics Czech s.r.o.
     Wormald CZ s.r.o.
     Zettler C.R. Spol. s.r.o.
     Zettler CR, Ltd.

DENMARK:
     AMP Danmark
     CIPE Holding (Denmark) ApS
     CIPE Holding ApS
     KBIL 38 NR 2201 ApS
     K.S. Kaalund A/S International
     TSD
     Tyco Electronics Denmark
     Tyco Electronics Far East Holdings ApS
     Tyco Electronics Far East Holdings ApS
     Tyco Holding I (Denmark) ApS
     Tyco Holding I ApS
     Tyco Holding II (Denmark) ApS
     Tyco Holding III (Denmark) ApS
     Tyco Holding IV (Denmark) ApS

     Tyco Holding IX (Denmark) ApS
     Tyco Holding V (Denmark) ApS
     Tyco Holding VI (Denmark) ApS
     Tyco Holding VII (Denmark) ApS
     Tyco Holding VIII (Denmark) ApS
     Tyco Holding X (Denmark) ApS
     Tyco Holding XI (Denmark) ApS
     Tyco Holding XII (Denmark) ApS
     Tyco Holding XIII (Denmark) ApS
     Tyco Holding XIV (Denmark) ApS
     Tyco Holding XIX (Denmark) ApS
     Tyco Holding XV (Denmark) ApS
     Tyco Holding XVI (Denmark) ApS
     Tyco Holding XVII (Denmark) ApS
     Tyco Integrated Systems (Denmark) ApS
     TyCom Contracting (Denmark) ApS
     TyCom Networks (Denmark) ApS
     Water Holding (Denmark) ApS
     Wormald A/S

DOMINICAN REPUBLIC:
     Raychem Dominicana S.A.

ECUADOR:
     Grinnell Sistemas de Proteccion Contra Incendios S.A.

EGYPT:
     Raychem Egypt Limited
     Raychem Technologies Limited, Egypt Branch, Rep. Office
     TyCom Networks Egypt Ltd.

ESTONIA:
     AMP EESTI AS

FIJI:
     Armourguard Fiji Limited
     Fire Control Fiji Limited
     Security Systems (Fiji) Limited
     Tyco Fiji Limited

FINLAND:
     Mallinckrodt Finland Oy
     Oy Electro-Heat Ab
     Scott Health & Safety Oy
     Scott Technologies Health & Safety Oy
     TSA Gap Prive
     Tyco Electronics Finland Oy
     Tycom Networks Oy

FRANCE:
     Acroba S.A.
     ADT Provider SA
     ADT Securite Services S.A.
     Aerolic Industries S.A.
     Alarmes Conseils Services SARL
     Alte


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

     AMP-SIMEL SA
     Antia S.A.
     ASE Continuing Education Center S.A.
     ASE Partners S.A.
     Auto Suture Europe Holdings, Inc. (French Branch)
     Auto Suture Europe S.A.
     Auto Suture European Services Center, S.A.
     Auto Suture France S.A.
     Bayard SA
     CAP Services
     CEDI Securite SA
     Ceditel SA
     CEDP
     CEPA
     CIPE France S.A.
     Cormerais Electronique S.A.
     CPS Alarme
     CPS Surveillance
     Descote SA
     DIS
     Earth Tech France S.a.r.l.
     Equitec
     Europ Telesecurite SAS
     Euroville France
     Fibaly SA
     FINASUR
     Fingerkey S.A.
     Firent S.A.
     First Alarme
     Flow Control Technologies SA
     GMC SARL
     Graphic Controls France S.A.R.L.
     Grinnell Distribution France Sarl
     Inbrand France SA
     Isopad, SA
     Karner-Batts SARL
     Kendall Incontinence
     Kendall SA Klein S.A.
     La Commande Numerique
     Laborotoires Sherwood, Davis & Geck
     Laje S.A.
     Lindapter S.A.
     Mallinckrodt Developpement France S.A.
     Mallinckrodt France SARL
     Mather & Platt Wormald, S.A.
     Nellcor Puritan Bennett France Holdings SAS
     Newcourt Finance (France) SNC
     Newcourt Holdings (France) SA
     Newcourt Location France SAS
     Nomos SA
     Prefi S.A.
     Protel S.A.
     Raychem SA (France)
     Saint-Paul Securite SARL
     Sapag S.A.

     Sayag Electronique International (S.E.I.)
     Sci Alain Martin
     Sci Becaro
     Sci Chanle
     Sci Mazal
     Sci Tov
     Societe de Communication et Telesurveillance (S.C.T.)
     Societe Europeene de Protection Contre L'Incendie S.A.
     STPE (94%)
     STRATE S.a.r.l. (95%)
     Swair
     T.S. France SA
     Telesix
     TEP France SA
     TGN Euro Link, S.A.
     Tyco Electronics EC France
     Tyco Electronics Export
     Tyco Electronics France SAS
     Tyco Electronics Holding France S.A.S.
     Tyco Electronics MPI France SA
     Tyco Electronics SIMEL SAS
     Tyco Europe S.A.
     Tyco European Security Holdings SA
     Tyco Fermertures Coupe-Feu S.A.
     Tyco Flow Control Holding S.A.
     Tyco France Security S.A.
     Tyco Healthcare France SAS
     Tyco Healthcare SA
     Tyco Projects France SARL
     Tyco Submarine Systems SARL
     Tyco Valves & Controls Distribution (France) S.C.A.
     TyCom Contracting (France) SAS
     TyCom Networks (France) SAS

GERMANY:
     ADT Security Deutschland GmbH
     ADT Sicherheit Service-Center GmbH
     AOST Malen Ltd. (50%) Armaturen Technik Magdeburg GmbH
     ASP Armaturen Schilling Puspas GmbH
     ATR Armaturen Technik Remscheid GmbH & Co. KG
     ATR Armaturen Technik Remscheid GmbH
     Axel Johnson Engineering GmbH
     AZ Elektroanlagenbau GmbH
     AZ Immobilien GbR
     B. Braun-Dexon GmbH (50%)
     Babcock Sempell AG
     Babcock Sempell Armaturen-Service GmbH
     B.U.T. Diestel Umwelt Technik GmbH
     CDK Holding Deutschland GmbH
     Chemat GmbH Armaturen fur Industrie
     Chemische Fabrik Pirna-Copitz GmbH
     CIPE France (Deutschland) GmbH
     CKS Systeme GmbH (Germany)
     DA Export International GmbH
     DA Kunststoff GmbH

     Descote GmbH
     Dexide (Germany) GmbH
     Dritte CORSA Verwaltungsgesellechaft GmbH
     Earth Tech GmbH
     EHD Waldenmaier GmbH & Co. KG
     Elo TouchSystems GmbH & Co KG
     Elo TouchSystems Verwaltungs GmbH
     Erhard GmbH & Co. KG
     Erhard Verwaltungsgesellschaft GmbH
     Erika-Stiftung e.V.
     Ernst Schmieding GmbH & Co. KG
     Erwin Burbach Maschinenfabrik GmbH
     Flow Control Technologies GmbH
     Frischhut Immobilien GmbH
     Geratebau Beteiligungsgesellschaft mbH Berlin
     Grinnell Flow Control GmbH
     Grinnell Flow Control GmbH & Co. Distribution OHG
     Helmut Geissler Glasinstrumente GmbH
     HOT Hochdruck-Technik GmbH
     IAP Industriearmaturen POLTE Vertriebs GmbH
     IKA Industrie-und Kraftwerks-Armaturen GmbH
     Indusha Industrie-und Handelsbedarf GmbH
     Indusha Industrie-und Handelsbedarf GmbH & Co. KG
     JALEX Gesellschaft fur elektronische Zahlungsverwaltung mbH
     Karner-Batts GmbH
     Kendall-Medizinische Erzeugnise
     KSK Kunststoff-StraBenkappen GmbH
     Mallinckrodt Chemical GmbH
     Mallinckrodt Chemical Holdings GmbH
     Mallinckrodt Vertriebs GmbH
     Mallinckrodt Medical GmbH
     Mallinckrodt Medical Holdings Gmbh
     Manibs Sarl France (99%)
     Manibs Spezialarmaturen GmbH & Co. KG
     Manibs Spezialarmaturen Verwaltungs GmbH
     Medolas Gesellschaft Fur Medizintechnik MBH (80%)
     NARVIK-Yarway GmbH
     Newcourt AG & Co. OHG
     Newcourt Credit Group GmbH
     Newcourt Financial Beteiligungs AG
     Newcourt Holding Germany GmbH
     NiMa Maschimenfabrik GmbH
     Ofa Bamberg Otto Fankhanel & Sohn GmbH
     Praekon Sandermaschinen, GmbH
     Precision Interconnect GmbH
     SABO-Armaturen Service GmbH
     Schmieding-Armaturen GmbH
     Schmieding Verwaltungs GmbH
     Schumacher GmbH & Co. Kommanditgesellschaft
     Schumacher Medizinprodukte GmbH
     Sempell AG
     SHG Vermogensverwaltungsgese Ilshaft GmbH
     Sigmaform GmbH
     STRATE Technologie fur Abwasser GmbH
     TEP Gesellschaft fur Technologische und Elektronische Protektion mit
       beschrankter Haftung
     Thorn Sicherheits GmbH

     Tillman-Armaturen GmbH
     Total Walther Feuerschutz Loschmittel GmbH
     Total Walther GmbH
     Tyco Electromechanical Components Verwaltung GmbH
     Tyco Electronics AMP GmbH
     Tyco Electronics EC GmbH & Co. KG
     Tyco Electronics EC Verwaltungsgesellschaft mbH
     Tyco Electronics Holding GmbH
     Tyco Electronics Raychem GmbH
     Tyco Healthcare Deutschland GmbH
     Tyco Healthcare Deutschland Manufacturing GmbH
     Tyco Holding GmbH
     Tyco International Armaturen Holding GmbH
     Tyco Valves & Controls Distribution GmbH
     Tycom Networks Germany GmbH
     USSC (Deutschland) GmbH
     USSC Medical GmbH Waldenmaier GmbH
     Walter Rose GmbH
     Waterlink AB
     Wellcom International Sales and Services GmbH
     Wellcom International Sales and Services GmbH & Co. Betriebs KG WHICH Deutschland GmbH
     WOPF Befestigungselemente GmbH
     Zettler Hilfe e.V.

GIBRALTAR:
     Espion (International) Limited
     Silver Avenue Holdings Limited
     Stralen Investments Limited
     Tyco Holdings S.a.r.l.
     Velum 1998 Limited
     Verdana Holdings Limited

GREECE:
     ADT Greece S.A. (ADT Hellas) (82.5%)
     Earth Tech (Hellas) Limited Liability Company
     Greene Insurance Limited
     Raychem Hellas E.P.E.
     Tyco Electronics Hellas MEPE
     Tyco Hellas S.A.
     TyCom Networks SA

GUAM:
     TyCom Contracting (Guam) L.L.C.
     TyCom Networks (Guam), L.L.C.

GUATEMALA:
     ADT Sistemas de Seguridad, S.A. (Costa Rica)
     ADT Sistemas de Seguridad S.A. (Guatamala)
     Grinnell Sistemas de Proteccion Contra Incendio, S.A. (Guatemala) Incendio, S.A. de C.V. (Guatamala)
     Tyco Ingenieria y Construccion S.A. (Guatemala)
     Tyco Submarine Systems, Sociedad Anonima

HONDURAS:
     A&E Hangers S.A.

HONG KONG:
     A&E Products (Far East) Limited
     AMP Products Pacific Limited
     ATS Technology (Hong Kong) Limited
     Batts Far East Limited
     Central Spraysafe Company (Hong Kong) Limited
     CIT Financial (Hong Kong) Limited
     Critchley Asia Limited
     Crown Nation International Limited (50%)
     Dawson Engineering Limited (50%)
     F.A.I. Technology (Hong Kong) Limited
     Madison Cable Asia Limited
     Mallinckrodt Hong Kong Limited
     Original Electromechanical (HK) Limited
     Pioneer Faith International Limited (50%)
     Praegitzer International (HK) Limited (99%)
     Raychem (HK) Limited
     Raychem China Limited NV
     Raychem China Marketing Services Limited
     Simplex Asia Limited
     Simplex Sino Limited
     Tak Cheong (Yau Kee) Engineering Ltd.
     TEC HK Limited
     The CIT Group/Commercial Services (Asia), Limited
     Thorn Security (Hong Kong) Limited
     Tyco Electronics H.K. Limited
     Tyco Engineering & Construction (HK) Limited
     Tyco Flow Control Hong Kong Limited
     Tyco Healthcare (HK) Co., Ltd.
     Tyco Healthcare (HKSAR) Limited
     Tyco/Tudawe Trading Corporation
     TyCom Networks (Hong Kong) Limited
     Unistrut Service Centre (Hong Kong) Limited
     Wormald Engineering Services Ltd.

HUNGARY:
     AKG Rt. (31.13%)
     AMP Hungary Trading Co. Ltd.
     Duna Armatura Kft (45%)
     Manibs Kft, Ungarn (99%)
     Newcourt Hungary Financial Servicing Ltd.
     Raychem GmbH (Hungary Branch)
     Raychem Sales and Marketing Kft.
     Siemens EC Electromechanical Components Production Limited Liability
       Company
     Sprinkler 2000 Fire Protection Limited Liability Company
     Total Walther Contractor and Engineer Ltd.
     Total Walther Kft.
     Tyco Electronics EC Electromechanical Components Production Ltd Liability
       Co.
     Tyco Electronics EC Ltd.
     Tyco Electronics Hungary Manufacturing Ltd.
     Tyco Electronics MPI Automotive Components Limited Liability Company
     Tyco Electronics MPI Kft.

INDIA:
     A&E India Private Limited
     Automotive Wiring Systems Private Limited
     Keystone India Pvt. Ltd.
     Modern Alarms & Electronics Pvt Ltd.
     Precision  Interconnect India Private Limited
     Raychem (Delaware) Ltd. (Indian Branch)
     Raychem RPG Limited
     Sanmar Holdings, Ltd.
     Sempell Valves (Pvt) Ltd.
     Simplex Building Systems Private Limited
     TEI Technologies Private Limited (50%)
     Tyco Electronics Corporation India Private Limited
     Tyco Electronics Systems India Private Limited
     Tyco Electronics Tools (India) Pvt. Ltd.
     Tyco Engineering & Construction Private Limited
     Tyco Engineering and Construction Private Limited
     Tyco Sanmar Limited (40%)
     Tyco Submarine Systems Ltd. - India Branch

INDONESIA:
     P.T. ODG Wormald Indonesia
     P.T. Reid Crowther Indonesia
     PT. Dulmison Indonesia
     PT Kujang Eurapipe
     PT. ODG Wormald Indonesia
     Pt. Siemens Precision Electronics
     Raychem Indonesia Representative Office

IRELAND:
     AG Marvac Limited
     Abel Alarms (Ireland) Limited.
     ACE Alarm Systems Limited
     ADT Limited
     Allied Alarms & Safes Ltd.
     Allied Alarms Limited
     Allied Metal Products Limited
     Allied Security Products Ltd.
     AMP Reinsurance Company Limited (ARCL)
     Audio Education Limited
     B & B Electronics Limited
     Brangate Limited
     CCG Ireland
     CIT Brisk Winds Aircraft Leasing, Limited
     CIT Emerald Isle Leasing, Limited
     CIT Finance No.1 (Ireland) Limited
     CIT Finance No.2 (Ireland) Limited
     CIT Holdings (Ireland) Limited
     CIT Ireland Leasing Limited
     Flo-Check Valves Limited
     Fondermann & Co. (Ireland) Limited
     IAMASCO Plc
     Irish Building Services (Manufacturing Ltd)
     Irish Building Services Ltd.
     Jones Environmental (Ireland) Limited
     Jones Environmental (UK) Limited
     Jones Environmental Holdings Limited

     Jones Environmental Limited
     Mallinckrodt Holdings Ireland
     Mallinckrodt International Financial Services Company
     Mallinckrodt Medical
     Mallinckrodt Medical Holdings Ireland
     Mallinckrodt Medical Imaging - Ireland
     Mallinckrodt Medical International Holdings
     Mather & Platt Ireland Limited
     Mather & Platt Ireland Manufacturing Limited
     Modern Security Systems Limited
     Nellcor Puritan Bennett Ireland
     Nellcor Puritan Bennett Ireland Holdings
     Newcourt Asset Finance International
     Newcourt Financial Ireland Limited
     Securitag Limited
     Sherwood Medical Industries of Ireland Limited
     Summerhouse Limited
     Tyco Electronics Ireland Ltd.
     Tyco Far East Holdings Limited
     Tyco Healthcare Ireland Limited
     Tyco International Finance Ireland
     Tyco Ireland Limited
     Tyco Tech Holdings Ireland
     TyCom Networks (Ireland)
     United States Surgical Corporation (Ireland) Limited
     Witham

ISLE OF MAN:
     Mallinckrodt Medical Isle of Man

ISRAEL:
     Earth Tech (Israel) Ltd.
     Raphael Mitzpe Ramon Ltd.
     Raphael Valves Industries (1975) Ltd.
     Raychem Limited
     TCM CONTRACTING (ISRAEL) LTD.
     TCM NETWORKS (ISRAEL) LTD.
     Tyco Electronics Israel Ltd.
     Tyco Healthcare (Israel) Ltd.

ITALY:
     Belgicast Italia S.R.L.
     Biffi Italia S.r.l.
     Earth Tech (Italy) S.R.L.
     Fasani S.p.A.
     Fratelli Fasant S.R.L.
     Karner-Batts SRL
     Mallinckrodt DAR Srl
     Mallinckrodt Italia Srl
     Meditec s.r.l.
     Newcourt Financial Italy SpA
     Politermica Distribution S.r.l.
     Raimondi International S.R.L.
     Raimondi Valvole
     Tyco Adhesives Italia S.p.A.
     Tyco Electronics AMP Italia Products S.p.A.

     Tyco Electronics AMP Italia S.p.A.
     Tyco Electronics MPI Italia S.r.l.
     Tyco Electronics-Raychem SpA
     Tyco Foam Italia Srl
     Tyco Healthcare Italia, S.p.A.
     Tyco Plastics Italy S.r.l.
     Tyco Valves and Control S.r.l.
     TyCom Contracting (Italy) Srl
     TyCom Networks (Italy) Srl
     Vanessa S.R.L.
     Wormald Italiana S.P.A.
     Zettler App. Eletricci S.p.A.
     Zettler S.R.L.

JAPAN:
     Ansul-Nissho, Inc.
     Aomori Dry-Chemical Kabushiki Kaisha
     Auto Suture Japan Inc.
     Businessland  Japan Co., Ltd.
     Central Sprinkler Japan, Limited (40%)
     Chiba Atsuryoku Youki Seizo Kabushiki Kaisha
     Goto Valve K.K.
     Hokkaido Dry-Chemical Kabushiki Kaisha
     Kabushiki Kaisha Keiyo Shobo Hoshu Center
     Kitamura Valve Giken Co., Ltd.
     Kitamura Valve Mfg. Co., Ltd.
     Mallinckrodt Japan Co. Ltd.
     Nippon Dry-Chemical Kabushiki Kaisha (92.24%)
     Nippon Keystone Corporation
     Nippon Sherwood Medical Industries Ltd.
     Precision Interconnect International Kabushiki Kaisha
     Precision Interconnect International Ltd.
     Surgical Dynamics Japan Inc.
     Touch Panel Systems Corporation
     Tyco Electronics AMP K.K.
     Tyco Electronics EC KK
     Tyco Electronics Raychem K.K.
     Tyco Healthcare Japan Inc.
     Tyco Healthcare Products (Japan) Co., Ltd.
     Tyco Systems Japan Co., Ltd.
     TyCom Contracting (Japan) KK
     TyCom Networks (Japan) K.K.
     Yamaguchi Tokushu Seiko K.K.

JERSEY:
     Driftwood Limited
     Exbury Limited
     Itoba Limited
     Labyrinth Investments Limited
     Linksview Limited
     Tinwald Limited

LUXEMBOURG:
     ADT Finance S.A.
     ADT Luxembourg S.A.
     Chessman S.a.r.l.

     CIPE Luxembourg S.A.
     CIC JV (33%)
     CIT Luxembourg Cobblestone Leasing, SARL
     Ocarina S.A.
     TCN Holding (Luxembourg) S.a.r.l.
     Tyco Electronics Luxembourg S.A.
     Tyco Group S.a.r.l.
     Tyco International Group S.A.
     TyCom Holdings A Sarl
     TyCom Holdings B Sarl
     TyCom Holdings C Sarl
     TyCom Holdings I Sarl
     TyCom Holdings II SA
     TyCom Networks (Luxembourg) S.a.r.l.
     Valera Holdings S.a.r.l.

MALAYSIA:
     ADT Alarm Research (M) Sdn. Bhd.
     Alarm Detection Technology (M) Sdn. Bhd.
     AMP Products (Malaysia) Sdn. Bhd.
     Brunsfield Holdings Sdn. Bhd.
     Brunsfield Thorn Technology Sdn. Bhd. (50%)
     CIT Malaysia One, Inc.
     Grinnell Supply Sales (Malaysia) Sdn. Bhd. (50%)
     Innodouble (M) Sdn. Bhd. (51%)
     Japan Original (M) Sdn Bhd
     Kumpulan Injap Kebesan (M) Sdn. Bhd.
     Machwolk Sdn. Bhd.
     Mallinckrodt Baker Sdn. Bhd.
     Mediquip Sdn. Bhd.
     Newcourt Group (Malaysia) Sdn Bhd
     Praegitzer Asia Sdn. Bhd.
     Raychem Sdn. Bhd.
     Senivisa Trading Sdn. Bhd.
     Sigmaform (M) Sdn. Bhd.
     Simplex Fire & Security Sdn. Bhd.
     TC Pipe Sdn Bhd
     Tyco Electronics (M) Sdn. Bhd.
     Tyco Engineering & Construction (Malaysia) Sdn. Bhd. (70%)
     Tyco Flow Control (Malaysia) Sdn. Bhd.
     Tyco Grinnell KM Sdn. Bhd. (30%)
     Tyco Manufacturing (Malaysia) Sdn. Bhd.
     Tyco Services Malaysia Sdn. Bhd.
     Tyco Valves & Controls (M) Sdn. Bhd.

MARSHALL ISLANDS:
     C.S. Tyco Provider, Inc.
     C.S. TyCom Decisive Inc.
     C.S. TyCom Dependable Inc.
     C.S. TyCom Durable Inc.
     C.S. TyCom Reliance Inc.
     C.S. TyCom Resolute Inc.
     C.S. TyCom Responder Inc.
     Coastal Cable Ship Co. Inc.

MAURITIUS:
     Tyco Asia Investments Limited
     TyCom Networks (Mauritius) Limited

MEXICO:
     ADT Security Services, S.A. de C.V. (Mexico)
     Aguas Tratadas de Cadereyta, S. de R.L. de C.V. (99.96%)
     Aguas Tratadas de Madero, S. de R.L. de C.V. (99.96%)
     Aguas Tratadas de Minatitlan, S. de R.L. de C.V. (45%)
     Aguas Tratadas de Tula, S. de R.L. de C.V. (45%)
     AMP Amermex, S.A. de C.V.
     Ansul Mexico, S.A. de C.V.
     Arrendadora Atlas, S.A.
     Arrendadora Capita Corporation de Mexico S.A. de C.V. (30%)
     Atlatec Ambiental, S.A. de C.V.
     Atlatec Chihuahua, S.A. de C.V. (35%)
     Batts de Mexico S.A. de C.V.
     Capita Servicios, S.A. de C.V.
     Carlisle Recycling de Mexico S.A. de C.V.
     Cima de Acuna S.A. de C.V.
     CoEv de Matamoros, S.A. de C.V.
     CoEv Servicios de Matamoros, S.A. de C.V.
     Construsser, S.A. de C.V.
     Earth Tech Acquisition Entity, S.A. de C.V.
     Earth Tech Mexican Holdings, S.A. de C.V.
     Earth Tech Mexico S.A. de C.V.
     Especialidades Medicas Kenmex, S.A.
     Euro-Flex de Mexico, S.A. de C.V.
     Gema Servicios Ambientales, S.A. de C.V.
     Grinnell Sistemas de Proteccion Contra Incendio Mexico S.A. de C.V. Grupo Empresarial de Mejoramiento Ambiental, S. de R.L. de C.V. Kelsar S.A. de C.V.
     Kendall de Mexico S.A. de C.V.
     Kenmex Holding Company, S.A. de C.V.
     Mallinckrodt Baker S.A. de C.V.
     Mallinckrodt Medical S.A. de C.V.
     Manufacturas y Conectores TYCO, S. de R.L. de C.V.
     MMJ S.A. de C.V.
     Mojonnier de Mexico S de RL de CV (49%)
     Nellcor Puritan Bennett Mexico, S.A. de C.V.
     Plasticos Bajacal, S.A. de C.V.
     Plasticos Mexical S.A. de C.V.
     Potter & Brumfield de Mexico, S.A. de C.V.
     Productos de Atencion de Salud de Mexico, S.A.
     Promotora Ecologica Potosina, S.A. de C.V. (18%)
     Raychem Juarez, S.A. de C.V.
     Raychem Servicos, S.A. de C.V.
     Raychem Technologias, S.A. de C.V.
     Raychem Tijuana Services, S.A. de C.V.
     Rust Servicios Ambientales E Infraestructura, S.A. de C.V.
     SecurityLink from Ameritech, S.A. de C.V. (Mexico)
     Servicios de Aguas Nogales, S.A. de C.V.
     Simplex Acsel S. de R.L. de C.V.
     The Capita Corporation de Mexico, S.A. De C.V.
     Tyco Electronicos Monterrey S. de R.L. de C.V.
     Tyco Electronics Mexico, S.A.
     Tyco Electronics Power Systems de Mexico, S.A. de C.V.

     Tyco Electronics Tecnologias S.A. de C.V.
     Tyco Electronics Tijuana Servicios S.A. de C.V.
     Tyco Engineering and Construction S.A. De C.V.
     Tyco Submarine Systems, S.A. de C.V.
     Tyco Valves & Controls de Mexico, S.A. de C.V.

NETHERLANDS:
     ADT Canada B.V.
     ADT Canada Holdings B.V.
     ADT Finance B.V.
     ADT Holdings B.V.
     ADT Security Services N.V.
     AMP Automotive Development Centre B.V.
     AMP Laminates B.V.
     AMP Taiwan B.V.
     Ampliversal B.V.
     Auto Suture Belgium B.V.
     CIPE Nederland B.V.
     CIT Holdings BV Descote Benelux B.V.
     European Valves and Fittings BV
     Glearth B.V.
     Grinnell Sales & Distribution B.V.
     Hovap Beheer B.V.
     Hovap Consolidated B.V.
     Hovap Holding B.V.
     Hovap International (Holland) B.V.
     Isopad B.V.
     Karner-Batts Benelux
     Keystone Valve (Europa) B.V.
     M/A-COM Eurotec B.V.
     Mallinckrodt Baker B.V.
     Mallinckrodt Belgium N.V./S.A.
     Mallinckrodt Benelux B.V.
     Mallinckrodt Europe B.V.
     Mallinckrodt Holdings B.V.
     Mallinckrodt Medical B.V.
     Mallinckrodt Operations B.V.
     Mallinckrodt Services B.V.
     MDC Meldkamer B.V.
     Narvik-Yarway B.V.
     Newcourt Financial Holdings BV
     Newcourt Financial Nederland BV
     Pompenfabriek Anema B.V.
     Pritchard Services Group BV
     Raychem (Nederland) BV
     Sherwood Medical Nederland B.V.
     STRATE B.V.
     TEP Security B.V.
     Thorn Security Nederland BV
     Total Walther B.V.
     Tyco Electronics Nederland B.V.
     Tyco Electronics Trading B.V.
     Tyco Healthcare Nederland BV
     Tyco Labs Holland I.B.V.
     Tyco International Netherlands B.V.

     Tyco Systems Nederland B.V.
     Tyco Waterworks B.V.
     TyCom Contracting (Netherlands) B.V.
     TyCom Networks (Netherlands) B.V.
     Unirax B.V.
     Uni Helden Holding BV (14.29%)
     Uni Joint BV (94.08%)
     Unistrut (Benelux) B.V.
     Vonk Chokes B.V.
     Waterlink Benelux BV
     Wormald B.V.
     Zettler Netherlands N.V.

NETHERLANDS ANTILLES:
     DE20 N.V.

NEW ZEALAND:
     A.F.A. Monitoring Limited
     Armourguard Security Limited
     CIT Financial (New Zealand) Limited
     Danks Bros. Limited
     Dell Financial Services (New Zealand) Ltd
     Dulmison (NZ) Limited
     Fire Protection Inspection Services Ltd.
     Group 4 Security (NZ) Limited
     Haden Engineering Limited
     Inacro Limited
     Keystone New Zealand Limited
     New Zealand Valve Company Limited
     Nortrac Engineering Limited
     Tyco Electronics NZ Limited
     Tyco Healthcare Limited
     Tyco New Zealand Limited

NIGERIA:
     Reid Crowther (Nigeria) Limited

NORWAY:
     Raychem A/S (Norway)
     Tyco Electronics Norge AS
     TyCom Networks Norway AS
     Wormald Signalco A/S

PAKISTAN:
     Raychem Technologies Limited Cypress (Pakistan)
     Tyco Fire & Security Pakistan (PVT) LTD.

PANAMA:
     Kendall de Panama S.A.
     Tyco Submarine Systems, Inc.

PERU:
     ADT Security Services S.A.
     Tyco Electronics Del Peru S.A.C.
     Tyco Services S.A. (Peru)
     Tyco Submarine Systems Del Peru S.A.

     TyCom Networks (Peru) S.A.

PHILLIPINES:
     Carlisle Philippines, Inc.
     Earth Tech Consulting Services (Philippines) Inc.
     Tyco Electronics Philippines, Inc.
     Tyco Integrated Systems Philippines, Inc.

POLAND:
     Armaturen Schilling Polska
     ASP Armaturen Schilling Puspas Sp. Zo.o. (90%)
     Erhard Armatura Sp.z.o.o.
     M/A-COM Poland Sp. z.o.o.
     Mallinckrodt Polska Sp.zo.o.
     Mercomp Ltd (10%)
     Newcourt Financial Polska Sp.zo o
     Raychem Polska Sp. z.o.o
     Schmieding-Armaturen Sp.Zo.o.
     STRATE Sp.Z.o.o.
     TYCO Electronics Polska Sp.z.o.o.
     Tyco Integrated Systems S.R.O. (Czech)
     Tyco Integrated Systems Sp.z o.o.
     Tyco Polska Sp.z.o.o.
     TyCom Contracting Poland Spolka z ograniczona odpowiedzialnoscia Tycom Networks Poland Spolka z orgraniczona odpowiedzialnoscia

PORTUGAL:
     AMP Portugal - Conectores Electricos E Electronicos LDA
     B. Braun-Dexon (Portugal) Produtos Hospitalares Ltda. (50%)
     Industra - Comercio de Equipamentos Industrias, Norte, Lda. Industra-Comercio de Equipamentos Industriais, SA
     Karner-Batts, Lda.
     Mallinckrodt Medical Limitada
     Matherplatt - Projectos de Sistemas de Instalacoes Especiais de Baixa
       Tensao, Unipessoal Lda.
     Pressini-Prestacao de Servicos de Electricidade Naval de Indistria, Lda. Raychem (Portugal) Productos Quimicos Limited
     TCC (Portugal) - Instalacao E Manutencao De Redes, Unipessoal Lda.
     TCN (Portugal) - Instalacao E Manutencao De Redes, Unipessoal Lda.
     Tyco Electronics Componentes Electromecanicos, S.A.
     Tyco Tech - Engenharia, Unipessoal, Lda.

PRINCE EDWARD'S ISLAND:
     CCG Limited
     CIEL Ltd.
     CMG Limited
     Iroquois Limited
     MCC Limited

PUERTO RICO:
     SecurityLink from Ameritech of Puerto Rico, Inc.
     Tyco Electronics Puerto Rico Inc.
     Tyco Submarine Systems Puerto Rico Corp.

REPUBLIC OF SLOVENIA:
     Capita Global Finance Corporation (Branch)Total Walther -
       Stabilne hasiace zariadenia s.r.o.
     Tyco Electronics d.o.o.

ROMANIA:
     Duna Armatura Bucuresti S.R.L.
     Robinete Raf Campina, S.A.

RUSSIA:
     Auto Suture Surgical Instruments
     Moscow Representative Office of Raychem GmbH
     Newcourt Financial CIS, LLC
     Rayenergo (ZAO Rayenergo)
     Tycom Networks Russia

SAUDI ARABIA:
     Abahsain-Cope, S.A. Ltd.
     Raychem Saudi Arabia Limited

SCOTLAND:
     Alexander McKay Limited
     F.C.T. Services (UK) Limited
     Firewise Equipment Limited
     Madison Cable Limited
     Manton Plastics Limited
     Prestaroy Limited
     Saranne Packaging Limited
     WM Fire Systems Ltd.

SINGAPORE:
     Alpha Max Actuator Manufacturing Co. Ltd
     AMP Singapore Pte. Ltd.
     ATS Traffic Pte Ltd
     Central Spraysafe Company PTE Limited
     Crosby Valve Pte Ltd
     Grinnell Supply Sales Asia Pte.Ltd.
     Indeco Engineers (Pte.) Ltd
     Indeco M & E Engineering Pte Ltd
     Junitash Pacific Pte. Ltd. (40%)
     Mallinckrodt Asia Pacific Pte. Ltd.
     Newcourt Financial (Singapore) Pte Limited
     Newcourt Holdings (Singapore) Limited
     Raychem Singapore Pte. Limited
     Senvisa Trading
     Simplex Fire & Security Systems Pte Ltd
     Tyco Building Services Pte. Ltd.
     Tyco Electronics AMP Manufacturing (S) Pte Ltd
     Tyco Electronics Manufacturing Singapore Pte. Ltd.
     Tyco Electronics Singapore Pte Ltd
     Tyco EPG Pte Ltd
     Tyco Flow Control Asia Inc.
     Tyco Flow Control Pte. Ltd.
     Tyco Healthcare Pte. Ltd
     Tyco International Asia, Inc. (Singapore Branch)
     Tyco Laboratories International (1993) Pte. Ltd
     Tyco Pipe Singapore
     Tyco Services Singapore Pte. Ltd.

     TyCom Networks (Singapore) PTE LTD
     Ujistrut Service Centre of Singapore

SLOVAK REPUBLIC:
     Stabilni Hasici Zarizeni spol s.r.o.
     TATRA Armatura s.r.o. (80%)

SLOVENIA:
     Total Walther - Stabilne Hasiace Zariadenia S.R.O.

SOUTH AFRICA:
     A&E Products South Africa (Proprietary) Limited
     Accucomp (Pty.) Ltd.
     Accufusion (Pty.) Ltd.
     Baron Armed Reaction (Pty) Ltd
     Belgicast (PTY)
     Czechtech (Pty) Ltd.
     Good Hope Security (Pty) Ltd
     Intervalve (Pty) Ltd.
     Kendall Company of South Africa (Pty) Limited, The
     Klipton Properties (Pty)
     Ltd MeasureTech (PTY) Ltd.
     Nestivad Investments (Pty) Ltd
     Paramed Corporate Security (Pty) Ltd (55%)
     Paramed Security North (Pty) Ltd
     Paramed Security West (Pty) Ltd
     Pararent (Pty) Ltd
     PMED Investments (Pty) Ltd
     Raychem (South Africa) (Pty) Limited
     Reaction Force Guards (Pty) Ltd
     Sentry Security (Pty) Ltd
     Sentry Security Cape (Pty) Ltd
     Sentry Security Financial Services (Pty) Ltd
     Sentry Security Guarding (Pty) Ltd
     Sentry Security KwaZulu-Natal (Pty) Ltd
     Solution 22 (Pty) Ltd
     Strikeforce Security (Pty) Ltd
     TM Monitoring (Pty) Ltd
     Trigate (Pty.) Ltd.
     Trigate Umndeni (Pty.) Ltd. (50%)
     Trinance (Pty.) Ltd.
     Tyco Electronics South Africa (Proprietary) Ltd.
     Tyco Healthcare (Proprietary) Limited
     Tyco Waterworks (Pty) Ltd.
     Vadigor Investments (Pty) Ltd
     Volberay Investments (Pty) Ltd

SOUTH KOREA:
     AMP Korea
     Auto Suture Korea, Inc.
     Batts Korea Ltd. (50%)
     Caps Co. Ltd.
     CIT Financial (Korea) Ltd.
     Dong Bang Electronic Industrial Co. Ltd. (98.5%)
     Kendall Medical Ltd.
     Keystone Valve (Korea) Limited

     Original Electromechanical (Korea) Ltd
     Raychem HTS Korea Ltd
     Raychem Korea Ltd.

SPAIN:
     ADT Espana S.L.
     ADT Espana Servicios de Seguridad, S.L.
     Automated Security International, S.A.
     B. Braun-Dexon Surgical S.A.
     B. Braun-Dexon, S.A. (50%)
     Belgicast Iprosa, S.L.
     CIPE Espana
     Controles Graphicos Ibericos, S.A.
     Earth Tech (Spain), S.L.
     Europuspas S.L. (90%)
     Ingenieros Promotores, S.L.
     Kendall Espana S.A.
     Mallinckrodt Medical S.A.
     Mondragon Telecommunications S.L.
     Newcourt Financial Limited Sucursal en Espana (Branch)
     Newcourt Finance (France) SNC Sucursal en Espana (Branch)
     Nordic Water Products SL
     Raychem SA (Spain)
     Raychem Telco S.L.
     Segurmatica, S.A.
     Tyco Electronics AMP Espana, S.A.
     Tyco Healthcare Spain SL
     Tyco Iberia, S.L.
     TyCom Contracting Iberica, S.L.
     TyCom Marine, S.A.
     TyCom Networks Iberica, S.L.
     Wormald Mather & Platt Espana, S.A.

SRI LANKA:
     A&E Products Lanka (PVT) Ltd

SWEDEN:
     DISAB Diagnostic Imaging Holding AB
     Dissolve AB
     Karner-Batts AB
     Mallinckrodt Sweden AB
     Modern Prefabspecialisten Sprinkler i Lammhult Aktiebolag
     Nordic Water Products AB
     Prefabspecialisten Sprinkler i Lammhult Aktiebolag
     Raychem Aktiebolag
     Svenska Skum International AB
     Svenska Skumslacknings AB
     Thorin & Thorin AB
     Tyco Electronics Svenska AB
     Tyco Healthcare Norden AB
     TyCom Contracting AB
     TyCom Networks AB
     Waterlink Sweden AB
     Wormald Fire Systems A.B.
     Zickert Products AB

SWITZERLAND:
     ADT Franchising AG
     ADT Services AG
     Ammo AG
     Axicom AG
     CIPE (Suisse) SA
     Confab Services AG
     Decolletage SA St. Maurice (DSM)
     Mallinckrodt Switzerland Limited
     Neotecha AG
     Newcourt Financial Beteiligungs AG
     Newcourt Financial (Switzerland) AG
     Robatel SA in liquidation
     Sherwood Services AG
     Sirat SA
     TCN Holding (Luxembourg) Sarl, Schaffhausen branch
     TerraWorx Services AG
     Total Walther Feuerschutz AG
     Tyco Delta Services AG
     Tyco Electronics (Schweiz) AG
     Tyco Electronics (Schweiz) HFI AG
     Tyco Electronics (Schweiz) Produktions AG
     Tyco Electronics Augat AG
     Tyco Electronics Logistics AG
     Tyco Flow Services AG
     Tyco Gamma Services AG
     Tyco Group S.a.r.l., Luxemburg (L), (Schaffhausen branch)
     Tyco Healthcare Group AG
     Tyco Healthcare Retail Services AG
     Tyco Healthcare Schweiz AG
     Tyco Holdings Sarl, Luxemburg (L), (Schaffhausen branch)
     Tyco Integrated Systems AG
     Tyco International Finance AG
     Tyco International Finance Alpha GmbH
     Tyco International Holding AG
     Tyco International Services AG
     Tyco Plastics Services AG
     Tyco Zeta Services AG
     TyCom AG
     TyCom Finance AG
     TyCom Finance Beta GmbH (90%)
     TyCom Holding AG TyCom Networks AG
     TyCom Services AG
     WHICH (Suisse) SA

TAIWAN:
     A&E Hangers Taiwan Co., Ltd.
     AMP Manufacturing Taiwan Ltd
     Carlisle Taiwan, Inc.
     Descote Asia Co., Ltd
     Newcourt Taiwan Company Ltd
     Raychem Pacific Corporation (50%)
     Raychem Taiwan Limited
     Taiwan Superior Electric Co., Ltd.
     Taiwan Valve Company Ltd

     Taliq Taiwan Limited
     Tyco Electronics Taiwan Co., Ltd.
     Tyco Healthcare (Taiwan) Ltd.
     Tyco Valves & Controls (Taiwan) Limited
     TyCom Networks Taiwan Co., Ltd
     Wormald Engineering Systems Taiwan Ltd.

THAILAND:
     ACS Asia (1996) Company Ltd.
     AMP (Thailand) Limited
     Kendall Gammatron Limited (85%)
     Keystone Valve (Thailand) Co., Ltd.
     M/A-COM Private Radio Systems Asia Pacific Ltd.
     Raychem Thai Limited
     TEAC Services Limited
     Tyco Earth Tech (Thailand) Limited
     Tyco Healthcare (Thailand) Limited
     Tyco International (Thailand) Limited
     Tyco Valves & Controls (Thailand) Limited
     WHC Holdings Limited
     Windmill Street Limited

TURKEY:
     AMP Elektrik-Elektronik Baglanti Sistemleri Ticaret Limited Sirketi Earth Tech Engineering Construction Trade
     Karner-Batts Turkey
     Raychem Elektro Yalitium Sistemieri Limited Sirketi
     Raychem N.V. (Irtibat Burosu)
     Tibset Steril Tibbi Aletler Sanayi ve Ticaret Anonim Sirketi
     TyCom Network Ve Telekomunikasyon Sistemleri Insaat Tesis Hizmetleri Ve
       Ticaret Limited Sirketi
     Yapi ICF Kaiser Engineering and Consultancy

UKRAINE:
     Kiev Representative Office of Raychem GmbH

UNITED ARAB EMIRATES:
     Ansul Incorporated - UAE (Branch Office)
     DA Export International FZE
     Tyco Electronics Middle East FZE

UNITED KINGDOM:
     A G Marvac Limited
     A.E. Silver Limited
     A.R.C. Fire Protection Ltd.
     A.V.S. Systems Limited
     Abbey Security International Limited.
     Able Arts Holdings Ltd.
     ADT (UK) Holdings plc
     ADT (UK) Limited
     ADT Aviation Limited
     ADT Finance PLC
     ADT Fire and Security plc
     ADT Group PLC ADT Linen Services Limited
     ADT Pension Fund Limited
     ADT Securities Limited
     ADT Security Systems Limited

     ADT Travel Group Limited
     ADT Travel Limited
     ADT Trustees Limited
     ADT UK Investments Limited
     Advanced Absorbent Products Holdings Limited
     Advanced Security Installations Limited
     AFA-MINERVA Limited
     Agilent Financial Services Limited
     American District Telegraph Services International Limited
     AMP Finance Limited
     AMP of Great Britain Limited
     Ancon (MBT) Couplers Limited
     Ansell Jones Limited
     Argus Fire & Security Group Plc
     Argus Fire Systems Limited
     Argus Group Plc Argus House Limited
     Argyle Medical Industries (U.K.) Limited
     Ash Capital Finance (Jersey) Limited
     Ash Group Services Limited
     Atlanta Engineering Limited
     Atlantic Plastics Limited
     Atlas Fire Engineering Limited
     Auto Auctions Limited
     Auto Suture U.K. Limited
     Auto Suture UK Export Limited
     Automated Loss Prevention Systems International Limited
     Automated Loss Prevention Systems Limited
     Automated Security (Holdings)
     PLC Automated Security (International) Limited
     Automated Security (Investments) Limited
     Automated Security (Properties) Ltd.
     Automated Security Information Systems Technology Limited
     Automated Security Limited
     Avalon Emergency Systems Limited
     Banord Limited
     Bastion Security Systems Limited
     BCA (Auctions) Limited
     BCA Holdings Limited (10%)
     BGP-Reid Crowther Limited
     Bissell Healthcare Limited
     Britannia Monitoring Services Limited
     Britannia Security Group (C.I.) Limited
     Britannia Security Group Limited
     Britannia Security Systems (Midlands) Limited
     Britannia Security Systems Limited
     Brocks Alarms Limited
     Brook Security Services Limited
     Business Technology Finance Limited
     Camp Limited
     Campeire Limited
     Capitol Alarms Limited
     CAS Security Limited
     Cast Iron Services Limited
     CDK U.K. Limited

     Central Spraysafe Company Limited
     Certes Security Plc
     Charles Winn (Valves) Limited
     Cheshire Alarm Services Ltd.
     CIS Wilson Limited
     CIS Wilson Pipe Fittings Limited
     Clarion Security Systems Limited
     Cleaners Limited
     Clen Group Limited
     Coin Machine Sales Limited
     Collmain Customer Installations Limited
     Collmain Customer Services (C.I.) Limited
     Collmain Plc Collmain Services Limited
     Comforta Healthcare Ltd. (UK)
     Communication & Tracking Services Limited
     Confab International Limited
     Countryside Security Limited
     Countrywide Leisure Holdings Limited
     Crime Seen Ltd.
     Critchley Group Plc
     Crosby Valve and Engineering Company Limited
     Crosby Valves & Engineering Company Ltd.
     D.J. Security Alarms Limited
     Danka Equipment Rentals Limited
     Descote Limited
     Discreet Disposables Ltd.
     Distribution and Transmission Equipment Limited
     Donald Campbell Associates Limited
     Dong Bang Minerva (UK) Limited
     Ductile Steel Processors Limited
     Dulmision (UK) Ltd.
     Earth Tech Engineering Limited
     Edward Barber & Company Limited
     Edward Barber (U.K.) Limited
     Electra Systems Limited
     Ellis Son & Paramore Limited
     EMOS Information Systems Limited
     EMOS Rentals Limited
     ERF Finance Limited
     ERF Leasing Limited
     Erhard Valves Ltd.
     Ever Three Limited
     Ever Four Limited
     Excelsior Security Services Limited
     Exeter Insurance Company Limited
     Farnham Limited Fire Alarms Services (UK) Limited
     Fire Defender (U.K.) Ltd. (50%)
     Fire Safety Inspection Company Limited
     Ford Electronic Services Limited
     Freedom Systems Limited
     Galequest (Electronics) Limited
     Ganmill Limited
     Gardner Merchant Rentals Limited
     Gardner Security

     General Cleaning Contractors Limited
     Grinnell (U.K.) Ltd.
     Grinnell Sales & Distribution (U.K.) Ltd.
     Group Sonitrol Security Systems Limited
     Hamilton Leasing Limited
     Hawley International Finance Limited
     Hindle Cockburns Limited
     Hygood Limited
     Image Surveillance Systems Limited
     Inbrand Holdings Limited
     Inbrand Limited
     Inbrand UK Limited
     Independent Valve & Pipeline Services Limited
     Industrial Cleaners (UK) Limited
     Integrated (Fire & Safety) Services Limited
     Isopad Limited
     James Deacon Security Limited
     JEL Building Management Limited
     JEL Building Management Systems Limited
     JMC Rehab Limited
     Karner Europe (UK) Ltd.
     Karner Europe Ltd.
     Kean and Scott Limited
     Kendall Company (UK) Limited, The
     Kendall-Camp Pension Trustees Limited
     Keystone Valve (U.K.) Ltd.
     KS Lift Services Limited
     Lafayette Healthcare Limited (UK)
     M/A-COM (UK) Ltd.
     M/A-COM Greenpar Ltd.
     M/A-COM Ltd
     Macron Fireater Limited
     Macron Safety Systems (UK) Ltd
     Maidstone Fire Protection Limited
     Malgor Security Plc
     Mallinckrodt Chemical Holdings (U.K.) Ltd.
     Mallinckrodt Chemical Limited
     Mallinckrodt
     Medical Argentina Limited
     Mallinckrodt Medical Holdings (U.K.) Limited
     Mallinckrodt U.K. Ltd.
     Management and Control Systems Limited
     Markden No. 7 Limited
     Masco Holdings Limited
     Masco Security Systems Limited
     Mather & Platt (Exports) Ltd.
     Mather & Platt Fire Protection Limited
     McMillan Fire Alarms Limited
     McMillan Maintenance Limited
     Meridian Fire Protection Limited
     Microwave Associates Ltd.
     Mid-Ulster Alarms Limited
     Minerva Fire Defence Limited
     MKG Medical U.K. Ltd
     Modern Alarms (Scotland) Limited
     Modern Alarms Limited
     Modern Automatic Alarms Limited

     Modern Integrated Systems Limited
     Modern Security Systems
     Modern Security Systems (IOM) Ltd.
     Modern Security Systems (Products) Limited
     Monitor Security Systems Limited
     Motor Auctions Group Limited, The
     Mountwest 81 Limited
     NCT Capital Limited
     NCT Funding Public Limited Company
     Newcourt Capital Inc. (Branch)
     Newcourt Capital (UK) Limited
     Newcourt Capital (UK) of Canada Limited
     Newcourt Capital Securities Limited
     Newcourt Credit Limited
     Newcourt Credit of Canada Services Limited
     Newcourt Financial (Vendor Services) Limited
     Newcourt Financial Limited
     Newcourt Healthcare Finance of Canada Limited
     Newcourt Holdings UK Limited
     Newcourt Transportation Finance of Canada Ltd
     Newmans Tubes Limited
     OCYT 1 Limited
     OCYT 2 Limited
     OCYT 3 Limited
     OCYT 5 Limited
     OCYT 6 Limited
     ODL Limited
     OKD Limited
     OMK Limited
     Omni Spectra Ltd.
     Orbis Security Systems Limited
     P.M.H. Electronics Limited
     Paul Fabrications Limited
     Pritchard Services Group Investments Limited
     Progressive Securities Investment Trust Limited
     Protec Systems Limited
     Protection One (UK) plc
     Pryor & Howard (1988) Limited
     Pyrotenax Cables Limited
     Raychem International Limited, Cayman Islands (Ireland Branch) Raychem Limited
     Raychem UK
     Realm Security Systems Limited
     Reid Crowther Consulting Limited
     Remote Facilities Management Limited
     S.L.S. Engineering Limited
     Sabre Supply Management Limited
     SAFE Limited
     Safeguard Electronics Limited
     Saffire Alarm Systems Limited
     Saffire Extinguishers Limited
     Samaritan Integrated Systems Limited
     Samaritan Security Systems Limited
     Secure-It (UK) Limited
     Securitag International Limited
     Security Centres (Scotland) Limited

     Security Centres (UK) Holdings Limited
     Security Centres (UK) Limited
     Security Centres Holdings International Ltd.
     Security Centres Holdings Limited
     Security Centres Investments Limited
     Security Surveyors Group Plc
     Sharp Rentals Limited
     Shepton Holdings Limited
     Sigmaform UK Limited
     Sound and Vision Technologies Limited
     Spector Lumenex Limited
     Spensall Engineering Limited
     Splendor Cleaning
     Services Limited
     Spraysafe Automatic
     Sprinklers Limited
     STRATE UK Ltd.
     Steel Support
     Systems Limited
     Steeplock Limited
     Stocks Security
     Systems Limited
     Surveillance and Fire Equipment Limited
     Tannoy Audix Systems Limited
     TDI Batteries (Europe) Limited
     Telecom Security Limited
     Ten Acre Securities Ltd.
     Thorn Security Group Limited
     Thorn Security International Limited
     Thorn Security Limited
     Thorn Security Pension
     Trustees Limited
     Thornfire Limited
     Tomorrows Telecom Limited
     Toronto Sudden Limited
     Total Lift Services Limited
     Trade Fire Limited
     Triangle Controls Ltd.
     TSG Trustees Limited
     Tyco Electronics UK Ltd.
     Tyco Electronics Holdings Limited
     Tyco Energy (UK) Limited
     Tyco Engineered Products (UK) Ltd
     Tyco European Metal Framing Limited
     Tyco European Steel Strip Limited
     Tyco European Tubing Limited
     Tyco Fire Products Manufacturing Ltd.
     Tyco Flow Control (UK) Limited
     Tyco Healthcare (UK) Commercial Limited
     Tyco Healthcare (UK) Manufacturing Limited
     Tyco Healthcare UK Limited
     Tyco Holdings (UK) Limited
     Tyco Integrated Systems Limited
     Tyco International Ltd. (UK)
     Tyco Plastics Limited
     Tyco Printed Circuit Group Dublin Division
     Tyco Tech Limited
     Tyco Tubing Ltd.
     Tyco V Limited
     Tyco Valves & Controls Distribution (UK) Limited
     Tyco Valves Limited

     Tyco VI
     TyCom Cable Ship Company (UK) Limited
     TyCom Contracting (UK) Limited
     TyCom Networks (UK) Limited
     Tyne Car Auction Limited
     Ultra Security Alarms Limited
     Unifast Systems Limited
     Unipower Limited
     Unirax Limited
     Unistrut Europe Ltd.
     Unistrut Holdings Ltd.
     Unistrut Limited
     Vital Communication International Ltd.
     W&S Freeman Limited
     Wajax Finance Ltd.
     Wares Security Group Limited
     Westec Security Limited
     Western Star Finance Ltd.
     Westlock Controls Limited
     Whessoe Vapour Control Limited
     Whessoe Varec Company, The
     White Group Electronics Limited
     Wilson Pipe Fittings Limited
     WM Fire Protection Limited
     Wormald Ansul U.K. Ltd.
     Wormald Engineering Limited
     Wormald Fire Systems Limited
     Wormald Holdings (U.K.) Ltd.
     Wormald Industrial Property Ltd.
     Wrekin Welding & Fabrication Engineering Limited
     YMCF Inc.
     Zettler Limited

UNITED STATES OF AMERICA:
     650 Management Corp.
     A&E Construction Products, Inc.
     A&E GP Holding, Inc.
     A&E Hangers, Inc.
     A&E Holding GP
     A&E Products Group LP
     A&E Products Group, Inc.
     A-G Holding, Inc. I
     Activation Technologies, LLC
     Adhesive Technologies, Inc.
     Adhesives Holding GP
     ADT General Holdings, Inc.
     ADT Holdings, Inc.
     ADT Investments II, Inc.
     ADT Investments, Inc.
     ADT Maintenance Services, Inc.
     ADT Operations, Inc.
     ADT Property Holdings, Inc.
     ADT Security Services, Inc.
     ADT Security Systems, West, Inc
     ADT Services, Inc.
     ADT Title Holding Company I

     ADT Title Holding Company II
     Advanced Communication Systems, Inc.
     Advanced Services Corporation
     AEPG, Inc.
     AET Acquisition Corp.
     AFC Cable Systems, Inc.
     AFC Realty Holding Corp.
     AFP Property Holding
     Agilent Financial Services, Inc.
     Alert Centre (Name Saver / Assumed Name Corp)
     Alliance Cable Corp.
     Alliance Integrated Systems, Inc.
     Allied Safety Equipment, Inc.
     Allied Tube & Conduit Corporation
     AlphaGen Power LLC
     American Electrical Terminal Company, Inc.
     Ameritech SecurityLink, Inc.
     AMP Building Technology, Inc.
     AMP China Incorporated
     AMP International Enterprises Limited
     AMP Investments, Inc.
     AMP Services, Ltd.
     AMP Technologies, Inc.
     Amtech Security Corporation
     Anderson, Greenwood & Co.
     Ansul, Incorporated
     Antigua Funding Corporation
     API Security, Inc.
     AppServ, Inc.
     APS Group Holding, Inc.
     ARR, Inc.
     Assurers Exchange, Inc.
     AT&T Automotive Services, Inc.
     ATC Sales Company
     Atcor, Inc.
     ATMOR Properties Inc.
     Audio-Video, Inc.
     Auto Suture Company, Australia
     Auto Suture Company, Canada
     Auto Suture Company, Netherlands
     Auto Suture Company, U.K.
     Auto Suture Eastern Europe, Inc.
     Auto Suture Europe Holdings, Inc.
     Auto Suture International, Inc.
     Auto Suture Norden Co.
     Auto Suture Puerto Rico, Inc.
     Auto Suture Russia, Inc.
     Automated Security Corp.
     Automated Security Holdings, Inc.
     Automatic Fire Systems Ltd.
     AV-OX, Inc.
     Baffin Shipping Co., Inc.
     Batts Holdings, Inc.
     Batts, Inc.
     Beaumont Fire Extinguisher Service, Inc.
     BEMCO, Inc.

     Beta Acquisition Corp.
     Big Sky Acquisition Co., Inc.
     Boat Dealers' Acceptance Company, L.L.C.
     Broad River OL-1 LLC
     Broad River OL-2 LLC
     Broad River OL-3 LLC
     Broad River OL-4 LLC
     BST Security Systems, Inc.
     Burton, Adams, Kemp & King, Inc.
     C.S. Charles L. Brown, L.P. (75%)
     C.S. Global Link, L.P. (75%)
     C.S. Global Mariner, L.P. (55%)
     C.S. Global Sentinel, L.P. (55%)
     C.S. Long Lines, L.P. (75%)
     Cambridge Alarm Company, Inc.
     Cambridge Alarm Holdings, Inc.
     Cambridge Protection Industries Holdings, Inc.
     Cambridge Security Systems, Inc.
     Capita Columbia Holdings Corp.
     Capita Corporation
     Capita Global Finance Corporation
     Capita International L.L.C.
     Capita Premium Corporation
     Capital Resources, Inc.
     Capital Syndication Corporation
     Caprock Fire Alarm, Inc.
     Caribbean Shipping Co.
     Carlisle Plastics Holding LLC
     Carroll Touch International Ltd.
     CASS Water Engineering, Inc.
     Catamount Investment Company, LLC (33%)
     CCTC International, Inc.
     Central Castings Corporation
     Central CPVC Corporation
     Central Sprinkler Company
     Central Sprinkler Corporation
     Central Sprinkler Holdings, Inc.
     Chagrin H.Q. Venture Ltd. (50%)
     Chagrin Highlands Inc.
     Chagrin Highlands Ltd. (50%)
     Chemgene Corporation
     C.I.T. Corporation
     C.I.T. Financial Management Inc.
     C.I.T. Leasing Corporation
     C.I.T. Realty Corporation
     CIT Aerospace, Inc.
     CIT Bus Corporation
     CIT Capital Trust I
     CIT China 1, Inc.
     CIT China 2, Inc.
     CIT China 3, Inc.
     CIT China 4, Inc.
     CIT China 5, Inc.
     CIT China 6, Inc.
     CIT China 7, Inc.
     CIT China 8, Inc.

     CIT China 9, Inc.
     CIT China 10, Inc.
     CIT China 11, Inc.
     CIT Communications Finance Corporation
     CIT Financial Ltd. of Puerto Rico
     CIT Financial USA, Inc.
     CIT Holdings, LLC
     CIT Insurance Services, Inc.
     CIT Lending Services Corporation
     CIT Lending Services Corporation (IL)
     CIT Millbury Inc.
     CIT OnLine Bank CIT Remarco, Inc.
     CIT Small Business Lending Corporation
     CIT STS, Inc.
     CIT Technologies Corporation
     CIT Technology Financing Services, Inc.
     CIT Venture Leasing Fund, LLC
     Coated Products Holdings, Inc.
     CoEv Holding, Inc.
     CoEv, Inc.
     Commercial Investment Trust Corporation
     Comstar Systems, Inc.
     ComTech, Inc.
     Confab Holding Corp.
     Confab International L.P.
     Crestpointe Financial Corp.
     Critchley Group, Inc.
     Crosby GP Holding, Inc.
     Crosby Holding, Inc. I
     Crosby Valve International Ltd.
     Crosby Valve Sales & Services Corporation
     Crosby Valve, Inc.
     Crystech, LLC (50%)
     CSW Leasing Inc. (20%)
     CV Holding Inc.
     CVG Holding Corp.
     D.A.S. International, Ltd.
     Dealer Access Inc. (40%)
     Dell Credit Company LLC (50%)
     Dell Financial Services L.P. (30%)
     Dental Advantage (20%)
     Descote, Inc.
     Detect, Inc.
     DFS-GP, Inc. (30%)
     DFS-SPV, L.P. (30%)
     Dixie Burglar Alarm, Inc.
     Earth Tech (Infrastructure) Inc.
     Earth Tech Architecture Inc.
     Earth Tech EMS Holdings, Inc.
     Earth Tech Engineers of New York, P.C.
     Earth Tech Environment & Infrastructure Inc.
     Earth Tech Holdings TAC, Inc.
     Earth Tech Holdings, Inc.
     Earth Tech of Michigan Inc.
     Earth Tech of New York Inc.

     Earth Tech of North Carolina, Inc.
     Earth Tech of Ohio Inc.
     Earth Tech Water Engineering LP
     Earth Tech WE Holding Inc.
     Earth Tech, Inc.
     Earth Technology Corporation (USA), The
     Ebert & Hinson Fire Protection, Inc.
     Ebert & Hinson Fire Protection, Inc.
     EDCO Insurance Services, Inc.
     Edison Home Protection Company
     Edison Security Corp.
     Edison Select
     Electro Signal Lab, Inc.
     Electro-Trace Corporation
     Elkay Services LLC
     Elo TouchSystems, Inc.
     Equipment Acceptance Corporation
     Equipment Credit Services, Inc.
     Equipment Dealers Credit Company LLC (51%)
     EVM Merger Corp.
     F.A.I. Technology Inc.
     FAI Tech Link Inc.
     FAI Technology (Holding), Inc.
     FCI Liquidations, Inc.
     Figgie Communications, Inc.
     Figgie Leasing Corporation
     Fire Products GP Holding, Inc.
     Fire Products Holding GPS
     Fire Safety Sales & Service, Inc.
     Fire Services, Inc.
     First Lafayette Holdings, Inc.
     Firth Cleveland Steels, Inc.
     Fisk Corporation
     Fisk Electric Company
     Fisk Electric Holdings, Inc.
     Forever Hangers, Inc.
     Franklin Fire & Safety Company, Inc.
     FRM Services, Inc.
     GC Holding, Inc. I
     GC Holdings, Inc.
     General Sub Acquisition Corp.
     General Surgical Holdings, Inc.
     General Surgical Innovations, Inc.
     Georgia Packaging, Inc.
     Georgia Pipe Company
     GF&S Inc.
     GFS Holding GP
     GFSC Aircraft Acquisition Financing Corporation
     Glynwed Holdings, Inc.
     Graphic Controls Corporation
     Graphic Holdings, Inc.
     Graybar Financial Services, LLC (75%)
     Grinnell Building Services Corporation
     Grinnell Corporation
     Holmes Protection, Inc. (Name Saver Corp.)
     Hudson Shipping Co., Inc.

     Image Scan, Inc.
     IMB, A Simplex Company, L.L.C.
     IMC Exploration Company
     Infrasonics Technologies, Inc.
     InnerDyne Holdings, Inc.
     InnerDyne, Inc.
     Interamics
     International Quality and Environmental Services, LLC
     Ittelson-Beaumont Fund
     JAM Funding Corp.
     J.B. & S. Lees Inc.
     JCB Finance LLC (50%)
     J.R. Clarkson Company, The
     J.R. Clarkson Holdings, Inc.
     Kaf-Tech, Inc.
     Kaiser Engineers Corporation
     Kendall Holding Company
     Keystone France Holdings Corp.
     Keystone Germany Holdings Corp.
     Keystone Kuwait, Inc.
     Keystone Saudi, Inc.
     Keystone Valve-Middle East, Inc.
     KHPC Holding GP
     Lafayette Pharmaceuticals, Incorporated
     Laser Diode Holdings, Inc.
     Laser Diode Incorporated
     Liebel-Flarsheim Company
     Life Design Systems, Inc.
     Ludlow Building Products, Inc.
     Ludlow Company LP, The
     Ludlow Corporation
     Ludlow Jute Company Limited
     Ludlow Services LLC
     M/A Com Ceram, Inc.
     M/A-COM Food Share, Inc.
     M/A-COM Tech Holdings, Inc.
     M/A-COM Tech, Inc.
     M/A-COM, Inc.
     Madison Cable Corporation
     Madison Equipment Co., Inc.
     Mallinckrodt Athlone Holdings, Inc.
     Mallinckrodt Baker International, Inc.
     Mallinckrodt Baker, Inc.
     Mallinckrodt Caribe, Inc.
     Mallinckrodt Foundation, Inc.
     Mallinckrodt Holdings, Inc.
     Mallinckrodt Holdings, LLC
     Mallinckrodt Inc. (Delaware)
     Mallinckrodt Inc. (New York)
     Mallinckrodt International Corporation
     Mallinckrodt Medical PMC
     Mallinckrodt Respiratory Acquisition I, Inc.
     Mallinckrodt TMH
     Mallinckrodt Veterinary, Inc.
     Management Association of M/A-COM, Inc., The
     Meinhard-Commercial Corporation

     Mid-Atlantic Security, Inc.
     Midwest Properties Holding, LLC (56.8%)
     Millenium Leasing Company I, LLC (49.5%)
     MMHC, Inc.
     MMI, LLC
     Mobile Security Communications, Inc. (19%)
     Mode Plastics, Inc.
     Montana OL1 LLC
     Montana OL2 LLC
     Montana OP1 LLC
     Montana OP2 LLC
     Montana OPCM1A LLC
     Montana OPCM1B LLC
     Montana OPCM2A LLC
     Montana OPCM2B LLC
     Montclair Molding, Inc.
     MSCH Company
     MultiGen LLC
     Municipal Emergency Holdings, Inc.
     Municipal Emergency Services, Inc.
     Nameholders LP (99%)
     Namekeepers LLC
     National Alarm Computer Center, Inc.
     National Catheter Corporation
     National Guardian Security Services Corp.
     National Integration Services, Inc.
     National Tape Corporation
     National Tape Holdings, Inc.
     NCT Capital Inc.
     NCT Funding Company, L.L.C.
     NCT Receivables LLC
     NCU Railcar Holdings LLC
     Nellcor Puritan Bennett Export Inc.
     Nellcor Puritan Bennett Incorporated
     Nellcor Puritan Bennett International Corporation
     New England Fire Equipment Company, Inc.
     New Creditcorp. SPC LLC (50%)
     Newcourt Aerospace Finance, Inc.
     Newcourt Capital Securities, Inc.
     Newcourt Capital USA Inc.
     Newcourt Credit Group USA Inc.
     Newcourt DCC Inc.
     Newcourt DFS Inc.
     Newcourt Equipment Receivables Corp.
     Newcourt Financial Receivables Corp. I
     Newcourt Financial Receivables Corp. II
     Newcourt Funding Services, L.L.C.
     Newcourt Insurance Services Inc., of Alabama
     Newcourt Insurance Services Inc., of Delaware
     Newcourt Insurance Services Inc., of Kentucky
     Newcourt Insurance Services Inc., of Mississippi
     Newcourt Insurance Services Inc. of New Mexico
     Newcourt Inventory Finance Corporation
     Newcourt LINC Receivables Corporation
     Newcourt Premium Finance, Inc.
     Newcourt Project Finance LLC (7.4% Class A; 33.4% Class B)

     Newcourt Rail Holdings Inc.
     Newcourt Rail, L.L.C. (32.57%)
     Newcourt Receivables Corporation
     Newcourt Receivables Corporation II
     Newtown Specialty Glass, Inc.
     Nobel Electronics, Inc.
     Nobrega Gas Storage LLC
     North American Exchange, Inc.
     North Romeo Storage Corporation
     Oleans Fire and Safety Equipment Service, Inc.
     Omni Financial Services of America, Inc.
     OTTO, L.L.P. (25%)
     Owner-Operator Finance Company
     Palomar Precision Tubes, Inc.
     Pasadena Fire & Safety Inc.
     Pasadena Owner Participant LP
     Paul Scott Security Systems, Inc.
     PI Holding
     Picker Financial Group, L.L.C. (50%)
     Polyken Technologies Europe, Inc.
     Power Systems Holdings, Inc.
     Precision Interconnect, Inc.
     Printed Circuits, Inc.
     Private Products, Inc.
     Professional Registrar Organization, Inc.
     Puritan-Bennett Corporation
     Quantum Instrument Corporation
     R1 Mergersub, Inc.
     Raychem (Delaware) Ltd.
     Raychem Asia / Pacific Management Services, Inc.
     Raychem Colombia, Inc.
     Raychem Colombia, Inc.
     Raychem Corporation of Arizona
     Raychem Foundation
     Raychem Gulf Coast, Inc.
     Raychem International Corporation
     Raychem International Manufacturing Corporation
     Raychem Radiation Technologies, Inc.
     Raychem Ventures, Inc.
     Rayshrink Corporation
     Raythene Systems Corporation
     Remtek International, Inc.
     Remtek Sales Corporation
     Ri-Conn Fire Systems, Inc.
     Rochester Corporation, The
     RockGen OL-1 LLC
     RockGen OL-2 LLC
     RockGen OL-3 LLC
     RockGen OL-4 LLC
     Ross Shipping Co., Inc.
     RTP Development Corporation
     Sawyer Signal, Inc.
     SBR OP-1, LLC
     SBR OP-2 LLC
     SBR OP-3, LLC
     SBR OP-4 LLC


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

     SCL Holding Company
     Scott Alarm, Inc.
     Scott Technologies Holdings, Inc.
     Scott Technologies, Inc.
     Scott/Bacharach Instruments, LLC (51%)
     SecurityLink from Ameritech of Puerto Rico, Inc.
     SecurityLink Holdings, Inc.
     SecurityLink, Inc.
     Select Home Warranty Company
     Sensormatic Holding Corporation
     Sherwood Medical Company
     Sherwood Medical Company I
     Sherwood-Accurate Inc.
     Sigma Circuits, Inc.
     Sigma GP Holding, Inc.
     Sigma Holding Corp.
     Sigma Research Corporation
     Sigmaform Corporation
     Sigmaform International Corporation
     Sigmaform Pacific Sales Corporation
     Sigmaform Pacific Sales Corporation (Sing Branch)
     Simplex Argentina, L.L.C.
     Simplex Asia Holding, L.L.C.
     Simplex Asia, I Inc.
     Simplex Asia, L.L.C.
     Simplex Beijing Holding, L.L.C.
     Simplex Europe, L.L.C.
     Simplex India, L.L.C.
     Simplex Malaysia, L.L.C.
     Simplex Mexico, L.L.C.
     Simplex Singapore, L.L.C.
     Simplex Sino Holding, L.L.C.
     Simplex South Africa, L.L.C.
     Simplex Thailand, L.L.C.
     Simplex Time Recorder Co.
     SimplexGrinnell Holdings, Inc.
     SimplexGrinnell LP
     Snap-On Credit LLC (50%)
     Sonitrol Corporation
     Sonitrol Management Corporation
     Sonitrol of Chattanooga, Inc.
     South Point OL-1 LLC
     South Point OL-2 LLC
     South Point OL-3 LLC
     South Point OL-4 LLC
     Spiraduct, Inc.
     Star Holding Inc.
     Star Sprinkler, Inc.
     Starion Instruments Corp.
     STI Licensing Corporation
     STI Properties, Inc.
     STI Properties, Ltd.
     STI Risk Management Co. (85%)
     STR Grinnell GP Holding, Inc.
     STR Realty Holdings LLC
     Sunbelt Holding LLC

     Sunbelt Holding, Inc. I
     Sunbelt Holdings, Inc.
     Sunbelt Manufacturing, Inc.
     Surgical Dynamics, Inc.
     Surgical Service Corporation
     SWD Holding, Inc.
     SWD Holding, Inc. I
     T Merger Corp.
     T-Sub Inc.
     T.J. Cope Inc.
     T15 Acquisition Corp.
     T16 Acquisition Corporation
     TA, Inc.
     Talisman Partners, Ltd.
     Tech-Ceram Corporation
     Techcon International Ltd.
     Terraworx Inc.
     The CIT GP Corporation
     The CIT Corporation II
     The CIT GP Corporation III
     The CIT GP Corporation V
     The CIT Group/Asset Management, Inc.
     The CIT Group/BC Securities Investment, Inc.
     The CIT Group/BCC, Inc. (ILL.)
     The CIT Group/Business Credit, Inc.
     The CIT Group/Capital Finance, Inc.
     The CIT Group/Capital Transportation, Inc.
     The CIT Group/CmS Securities Investment, Inc.
     The CIT Group/Commercial Services, Inc.
     The CIT Group/Commercial Services, Inc. (IL)
     The CIT Group/Commercial Services, Inc. (VA)
     The CIT Group/Consumer Finance, Inc.
     The CIT Group/Consumer Finance, Inc. (NY)
     The CIT Group/Consumer Finance, Inc. (TN)
     The CIT Group/Corporate Aviation, Inc.
     The CIT Group/CrF Securities Investment, Inc.
     The CIT Group/El Paso Refinery, Inc.
     The CIT Group/Equipment Financing, Inc.
     The CIT Group/Equity Investments, Inc.
     The CIT Group/Factoring One, Inc.
     The CIT Group/FM Securities Investment, Inc.
     The CIT Group/LsC Securities Investment, Inc.
     The CIT Group/Sales Financing, Inc.
     The CIT Group/Securities Investment, Inc.
     The CIT Group/Venture Capital, Inc.
     The CIT Group Foundation, Inc.
     The CIT Group Holdings, Inc.
     The CIT Group, Inc. (NJ)
     The CIT Group Securitization Corporation
     The CIT Group Securitization Corporation II
     The CIT Group Securitization Corporation III
     The CIT Group Securitization Corporation IV
     The Equipment Insurance Company
     The Lease Factor, Inc.
     Thermacon, Inc.
     Thermo Capital Company LLC (50%)

     Thos.  F. Hornaday, Inc.
     TKC Holding Corp.
     TKN, Inc.
     TME Management Corp.
     TPCG Holding GP
     Tracer Construction Company
     Tracer Field Services, Inc.
     Tracer Industries Finance Co., Inc.
     Tracer Industries Holdings, Inc.
     Tracer Industries International, Inc.
     Tracer Industries Management Co., Inc.
     Tracer Industries, Inc.
     Tracer Licensing, L.P.
     Transoceanic Cable Ship Company, Inc.
     Tri-Systems, Inc.
     TSSL Holding Corp.
     TV&C GP Holding, Inc.
     TVC Holding GP
     TVC, Inc.
     TVM Group, Inc.
     TVM, Inc.
     Tyco (US) Holdings, Inc.
     Tyco Acquisition Corp. 26
     Tyco Acquisition Corp. 27
     Tyco Acquisition Corp. 28
     Tyco Acquisition Corp. 29
     Tyco Acquisition Corp. 30
     Tyco Acquisition Corp. 32
     Tyco Acquisition Corp. 33
     Tyco Acquisition Corp. 34
     Tyco Acquisition Corp. 35
     Tyco Acquisition Corp. XII
     Tyco Acquisition Corp. XIV
     Tyco Acquisition Corp. XX
     Tyco Acquisition Corp. XXI
     Tyco Acquisition Corp. XXII (NV)
     Tyco Acquisition Corp. XXIV (NV)
     Tyco Acquisition Corp. XXV (NV)
     Tyco Adhesives GP Holding, Inc.
     Tyco Adhesives LP
     Tyco Adhesives, Inc.
     Tyco Capital Corporation
     Tyco Capital Holding, Inc.
     Tyco Electronics Corporation
     Tyco Electronics Installation Services, Inc.
     Tyco Electronics Integrated Technologies
     Tyco Electronics Power Systems de Mexico, S.A. de C.V.
     Tyco Electronics Power Systems, Inc.
     Tyco Electronics Puerto Rico Inc.
     Tyco Electronics Raychem NV
     Tyco Finance Corp.
     Tyco Fire (NV) Inc.
     Tyco Fire Products LP
     Tyco Flow Control Company LLC
     Tyco Flow Control, Inc.
     Tyco Healthcare Group LP

     Tyco Healthcare Services LLC
     Tyco Holding Corp.
     Tyco Holdings of Nevada, Inc.
     Tyco Holdings, Inc.
     Tyco International (NV) Inc.
     Tyco International (PA) Inc.
     Tyco International (US) Inc.
     Tyco International (US) Inc. Employment Transition Benefits Trust, The Tyco International Asia, Inc.
     Tyco Merger Sub (NJ) Inc.
     Tyco Plastics LP
     Tyco Printed Circuit Group LP
     Tyco Receivables Corp.
     Tyco Receivables Funding LLC
     Tyco Sailing, Inc.
     Tyco SPC, Inc.
     Tyco Submarine Systems Projects, Inc.
     Tyco Technology Resources, Inc.
     Tyco Telecom Cable Systems, Inc.
     Tyco Telecom OSP Group LP
     Tyco Telecom OSP Holding Corp.
     Tyco Telecom OSP, Inc.
     Tyco Thermal Controls LLC
     Tyco Valves & Controls LP
     Tyco Valves & Controls, Inc.
     Tyco Valves and Controls Middle East, Inc.
     Tyco Worldwide Services, Inc.
     TyCom (US) Holdings, Inc.
     TyCom (US) Inc.
     TyCom Acquisition Co. I, Inc.
     TyCom Finance Company, Inc.
     TyCom Integrated Cable Systems Inc.
     TyCom Management Inc.
     TyCom Networks (Solutions) Inc.
     TyCom Networks (US) Inc.
     TyCom Simplex Holdings Inc.
     U.S. Capital Corporation
     U.S.S.C. Puerto Rico, Inc.
     Uni-Star Industries, Inc.
     Unistrut Corporation
     United States Construction Co.
     United States Surgical Corporation
     USS Acquisition Corp.
     USSC Acquisition Corporation
     USSC Cal Med, Inc.
     USSC Financial Services Inc.
     USSC Tex Med, Inc.
     Valley Burglar and Fire Alarm Co., Inc.
     Valleylab Holding Corporation
     Valleylab Inc.
     W.A.F. Group, Inc.
     Wajax Finance, Inc.
     Walter Rose Company
     Waste to Energy II LLC (50%)
     Water Holdings Corp.
     Waverly Group LLC, The

     Westec Business Security, Inc.
     Western Star Finance Inc.
     Western Star Insurance Services, Inc.
     Westlock Controls Corporation
     Westlock Controls Holdings, Inc.
     Whitaker Corporation, The
     William Iselin & Co., Inc.
     Willoughby Holdings Inc.
     Wormald Americas, Inc.
     WPFY, Inc.
     Yarway Corporation

URUGUAY:
     Bethany Trading Company
     Tyco Flow Control del Uruguay S.A.

VENEZUELA:
     Aguas Industriales de Jose, C.A. (75%)
     Ansul de Venezuela C.A.
     Earth Tech Venezuela, C.A.
     Global Vendor Services S.A. (Branch)
     Grinnell Sistemas de Proteccion Contra Incendio, S.A. (Venezuela) Grupo Rust International Di Venezuela C.A.
     Kendall de Venezuela, C.A.
     Tyco Electronics de Venezuela, C.A.
     Tyco Flow Control de Venezuela, CA
     Tyco Submarine Systems, C.A.

VIET NAM:
     Tyco Engineering (Vietnam) Ltd.
     Tyco-PIECO Corporation, Inc. (80%)

VIRGIN ISLANDS:
     Rail Car Leasing Inc.
     RSTI Foreign Sales Corporation





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